Exhibit 10.1

                         CONTRACT FOR WEB SITE SERVICES

                                                              September 10, 2013

Service Provider        Merecot Corp.
Address                 616 Corporate Way Suite 2-6621, Valley Cottage, NY 10989
Phone                   1-929-200-1255
e-mail                  Merecot.corp@gmail.com
Web Site                http://merecot.com

and

Client/Company          Salon Victoria
Address                 2165 South Green Rd., Cleveland, OH 44121, USA
Phone                   1-216-291-1234
e-mail                  victoria@spasalonvictoria.com
Web Site                http://www.spasalonvictoria.com

                        agree to the following:

Target / Service and    1.   Service  Provider  shall  provide a web  interface
Source/Target                and website  to the Client to purchase spa products
                             and equipment from various vendors

Due Date
                        2. Service Provider grants Client free 6 months trial period. After trial period expires Client has option to pay for the next service period or cancel this contract without any penalties.

Method of Delivery      3.   Service Provider shall deliver URL address for the
                             interface and the website

Fee                     4.   If after the trial period Client choose to continue
                             to use services Client shall provide a written notice and pay Service Provider a monthly fee of $39.99 USD.

Terms of Payment        5.   Payment is due within 30 days since first invoice
                             issue date.

Ownership               6.   The website and the interface are a property of the
                             Service Provider.

Confidentiality         7.   All knowledge and information  acquired during the
                             term of this Contract with respect to the business and products of the client will be treated by Service Provider as confidential until and unless stipulated by client.

Changes                 8.   This contract can be modified orally or in writing
                             by agreement of both parties

Termination             9.   Either party may terminate  this contract by giving
                             30 days notice in writing.

Signatures:                  Approved and Accepted:


Client
Signature/Name/Title    /s/ Victoria Tatsap       Victoria Katsap      President
                        --------------------------------------------------------
Service Provider:
Signature/Name/Title    /s/ Evgenia Gonikman      Evgenia Gonikman     President
                        --------------------------------------------------------

Service Provider Nevada State Business Entity Number: E0307792013-2